UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2017

RINGCENTRAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36089	94-3322844
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

Address of principal executive offices: 20 Davis Drive, Belmont, CA 94002

Registrant’s telephone number, including area code: (650) 472-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.

On June 2, 2017, RingCentral, Inc. (the “Company”) held the Annual Meeting of Stockholders at the Pullman San Francisco Bay Hotel, located at 223 Twin Dolphin Drive, Redwood City, California 94065 (the “Annual Meeting”). Stockholders of record at the close of business on April 24, 2017 (the “Record Date”) were entitled to vote at the Annual Meeting.

Each share of Class A common stock was entitled to one vote on each proposal and each share of Class B common stock was entitled to ten votes on each proposal. The Class A common stock and Class B common stock voted as a single class on all matters.

Present at the Annual Meeting in person or by proxy were holders of 54,178,522 shares of Class A common stock, representing 54,178,522 votes of Class A common stock and 11,757,105 shares of Class B common stock, representing 117,571,050 votes of Class B common stock, together representing a total of 171,749,572 votes, or more than 90% of the eligible votes, and constituting a quorum.

The stockholders of the Company voted on the following items at the Annual Meeting:

1.	To elect five directors to serve until the 2018 annual meeting of stockholders and until their successors are duly elected and qualified;

2.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2017; and

3.	To approve, on an advisory (non-binding) basis, the named executive officers’ compensation as disclosed in the proxy statement.

The voting results for each of these proposals are detailed below.

Proposal 1: The Company’s stockholders elected five directors to the board of directors (the “Board”) to serve for a one year term until the 2018 annual meeting of stockholders. The votes for each director were as follows:

Nominee	For	Withheld	Broker Non-votes
Vladimir Shmunis	162,134,005	372,295	9,243,272
Neil Williams	162,327,640	178,660	9,243,272
Robert Theis	161,391,443	1,114,857	9,243,272
Michelle McKenna-Doyle	160,931,348	1,574,952	9,243,272
Allan Thygesen	161,306,204	1,200,096	9,243,272

Proposal 2. The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. The votes regarding the proposal were as follows:

For	Against	Abstain	Broker Non-votes
171,608,302	76,194	65,076	0

Proposal 3. The Company’s stockholders voted in favor of the named executive officers’ compensation as disclosed in the proxy statement. The votes regarding the proposal were as follows:

For	Against	Abstain	Broker Non-votes
153,520,164	8,787,445	198,691	9,243,272

In accordance with the stockholders’ preference, the Board intends to hold a non-binding advisory vote on named executive officers’ compensation every year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RingCentral, Inc.

By:	/s/ Mitesh Dhruv
Mitesh Dhruv
Chief Financial Officer

Date: June 5, 2017